Operator Opening: Good day, and welcome to the ProPetro Holding Corp. Third Quarter 2024 Conference Call. Please note, this event is being recorded. I would now like to turn the call over to Matt Augustine, Director of Corporate Development and Investor Relations for ProPetro Holding Corp. Please go ahead. Matt Augustine - Director of Corporate Development and Investor Relations: Thank you and good morning. We appreciate your participation in today’s call. With me today are Chief Executive Officer, Sam Sledge; Chief Financial Officer, David Schorlemer; and President & Chief Operating Officer, Adam Munoz. This morning, we released our earnings results for the third quarter of 2024. Please note that any comments we make on today’s call regarding projections or our expectations for future events are forward-looking statements covered by the Private Securities Litigation Reform Act. Forward-looking statements are subject to several risks and uncertainties, many of which are beyond our control. These risks and uncertainties can cause actual results to differ materially from our current expectations. We advise listeners to review our earnings release and risk factors discussed in our filings with the SEC. Also, during today’s call we will reference certain non-GAAP financial measures. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are included in our earnings release. Finally, after our prepared remarks, we will hold a question-and-answer session. With that, I would like to turn the call over to Sam. Sam Sledge - Chief Executive Officer: Thanks, Matt and good morning, everyone. I’m pleased to report that – thanks to the hard work and disciplined execution of our team – ProPetro delivered strong results in the third quarter. Despite the challenging market environment for our industry, our free cash flow generation has been resilient thanks to our clear strategy anchored by next generation investments and our focus on an industrialized operating model. Without question we are seeing some of the same market softness as many of our peers, however, due to the strategic actions we have taken, we are generating strong, sustainable free cash flow while also taking market share. Over the last year you have heard us state that 2024 is a “prove it” year for ProPetro and we are doing exactly that. Let me walk you through how we are doing exactly that before turning it over to David to review our financial results. Third Quarter 2024 Earnings Call Scripted Remarks October 30, 2024, 8:00 am CT 1 EXHIBIT 99.3

Fundamentally, we prioritize cash flow generation and remain well positioned to deliver positive cash flow going forward. Demand for our next-generation services is strong as we manage our portfolio to meet the needs of the industry of today and into the future. Currently, ProPetro has seven Tier IV DGB dual-fuel fleets, each bringing industry-leading diesel displacement. Simultaneously, we continue to execute on the rollout of our FORCE® electric frac fleets, an effort that began with the deployment of our first FORCE® fleet in August 2023. Our FORCE® fleets have received positive reviews from our customers who appreciate the meaningful efficiency upgrades and the fuel savings of electrification. Earlier this year, we commenced our three-year contract with ExxonMobil under which we are providing hydraulic fracturing, wireline and pumpdown services with two committed FORCE® electric fleets and an option for a third FORCE® fleet also with bundled wireline and pumpdown services. Looking ahead to the deployment of ProPetro’s fourth and fifth FORCE® fleets, we expect the fourth fleet to be deployed under contract by year-end, with the fifth fleet active in early 2025. We intend to continue the transition of our fleet by winding down investment in Tier II diesel- only equipment and instead prioritizing investment into more FORCE® electric equipment. Not only do we fundamentally believe this is the way of the future and a clear path to sustainable success, but we are also derisking future earnings by leveraging the contracts this equipment demands. At ProPetro, we believe that a dynamic market requires a dynamic strategy. When it comes to capital allocation, that is exactly our approach. Our capital allocation strategy has three main tenets – fleet transition to electrification, value-enhancing M&A, and shareholder returns – and I’m pleased with our execution on all three fronts. Our dynamic capital allocation strategy is what has allowed us to opportunistically pursue acquisitions such as Silvertip in the wireline market, Par Five in cementing, and AquaPropSM in last mile sand solutions, which have all meaningfully contributed to our top and bottom line results. Our recent investments have also allowed us to stay ahead of the curve in transitioning to our FORCE® electric equipment, all while delivering attractive returns. We’ve also mentioned before that, deploying capital towards value accretive acquisitions remains a strength at ProPetro and a key component of our strategy for growth and value creation. Moving forward, we will remain opportunistic as we pursue strategic transactions to profitably grow our business and better meet the needs of our customers. As I mentioned a moment ago, our electric fleet transition is well underway and we look forward to continuing that transition in 2025 and beyond. Third Quarter 2024 Earnings Call Scripted Remarks October 30, 2024, 8:00 am CT 2 EXHIBIT 99.3

David will go into more detail about our share repurchase program in a moment, but I want to reaffirm to you our commitment to returning capital to shareholders. Earlier this year, we announced that our Board approved an increase and extension of our share repurchase program through May 31, 2025 with an additional $100 million authorized for a total of $200 million in the plan. Since the program's inception, the Company has acquired and retired 12.6 million shares representing approximately 11% of our outstanding shares. We are incredibly proud of our ability to allocate capital to the highest return opportunities while consistently returning capital to our shareholders. Our recent successes demonstrate the strength of ProPetro's business. Our strong performance reinforces our belief that ProPetro shares are a unique investment opportunity, and that the investment thesis is apparent in the discrepancy between our equity value and the strong financial performance evident in our results. While we are proud of the quarter we put together and our ability to continue generating strong profitability, the quarter was not without its challenges. Our wireline business continued to see some softness and pricing across the conventional diesel-only frac market remains competitive, putting pressure on that part of our portfolio. While the second quarter saw some bad storms roll through the Permian, the third quarter actually uncharacteristically had more weather events, particularly in July and August. This resulted in a greater impact than anticipated. Although we did see softness across our sector, I’m pleased to report that -- much like in the second quarter – our bifurcated offering proved to be resilient. Our Tier IV Dual Fuel and Electric equipment buoyed our business, remaining highly utilized and high performing in the face of a softer market. Moreover, our cementing business continues to excel and capture market share as rig activity has declined. Another achievement in the quarter I want to highlight is another reduction, relative to guidance, of our capital expenditures. A few years ago we were very clear about our capex strategy, and I’m proud of our success in achieving and surpassing our objectives. We expect the reduced capital spending to support strong free cash flow generation well into the future. Looking ahead, we remain confident in our ability to deliver strong financial results through the balance of this year and well into the future. I'd now like to briefly touch on our broader industry outlook and how we, at ProPetro, fit in to that outlook. Third Quarter 2024 Earnings Call Scripted Remarks October 30, 2024, 8:00 am CT 3 EXHIBIT 99.3

We are, of course, not immune to the macro headwinds facing our industry. Therefore, we are focused on controlling what we can, which includes taking decisive actions to protect service quality while ensuring that we maintain capital discipline and a strong balance sheet. Everything else flows from that. Our goal is to become the go-to completions provider that works for the consolidators of the E&P sector. So, looking at future M&A, as I mentioned earlier, we will always keep an open mind. Our focus in this area will be on value accretive M&A that provides opportunities to scale our businesses through additional offerings that increase our commercial competitiveness without sacrificing free cash flow generation. Moving forward, we also remain optimistic about the strength and potential of North American onshore oilfield services over the next several years, particularly as the market moves in the direction of providers like ProPetro, which offer lower costs to customers through things like fuel savings while also providing enhanced efficiencies. We are confident that ProPetro is positioned as a leader in this arena. Before I turn it over to David, if I can distill where we are today and why we are confident about the future into three key points, it’s this: – First, with our best-in-class team, we are pursuing and achieving operational excellence and have the strong, deep, blue-chip customer base to match. – Second, with an eye towards the future, our electric transformation is well underway and garnering resilient contracts in a high demand environment. – And finally, with healthy liquidity, a clean balance sheet, and a strategy that derisks future earnings, we are positioned to deliver value for our shareholders while opportunistically pursuing accretive organic and inorganic growth. With that, I’ll turn the call over to David to discuss our third quarter financial results. David. David Schorlemer - Chief Financial Officer: Thanks, Sam and good morning, everyone. You may hear a few things repeated this morning, but we think they are important to understand what has transpired at ProPetro. As Sam mentioned, we continued to showcase the industrialized nature of our business in the third quarter, and although market headwinds persisted, sequentially we generated strong returns and increased Adjusted EBITDA while continuing to advance our strategy. While short- term working capital headwinds impacted free cash flow, Adjusted EBITDA less incurred capital expenditures remained strong. In the third quarter, we grew market share despite softness across our conventional Tier II diesel-only equipment and wireline offerings along with meaningful weather impacts in the Third Quarter 2024 Earnings Call Scripted Remarks October 30, 2024, 8:00 am CT 4 EXHIBIT 99.3

Permian. Revenues increased 1% versus the second quarter to $361 million, net loss was $137 million, and Adjusted EBITDA increased 8% sequentially to $71 million. Adjusted Net Income excluding the noncash impairment expense was $13 million compared to an Adjusted Net Loss of $4 million in the second quarter of 2024. Additionally, we incurred an operating lease expense related to our electric fleets of $13 million for the quarter as compared to $12 million in the prior quarter. During the quarter, we incurred a noncash impairment expense of $189 million related to our conventional Tier II diesel-only pumping units and associated equipment. This decision was driven by a significant shift in customer preference away from Tier II diesel-only assets, which represent the lower end of the frac services market. After thorough analysis, we concluded that an impairment was necessary resulting in assets being written down to fair value. Moving forward, we plan to cease capital investment in Tier II diesel-only assets and gradually phase them out over the next few years. These assets, which represent approximately 25% of our active fleets, will be decommissioned in the normal course in favor of our more environmentally-friendly alternative technologies. During the third quarter, a total of 14 hydraulic fracturing fleets were active, which was in line with our prior guidance. We expect to run 14 active fleets in the fourth quarter of 2024. For the last 18 months, we've continued to operate at this fleet level, plus or minus one fleet, which reflects the resilience in our business and the demand for our fleets relative to the market. Moving to our capital program, capital expenditures incurred during the third quarter of 2024 were $37 million, which were primarily related to maintenance and support equipment for our FORCE® electric hydraulic fracturing fleet deployments. Net cash used in investing activities as shown on the statement of cash flows, was $40 million for the quarter. As we have demonstrated this year, reduced capital spend is a strong tailwind for cash generation and a testament to the success of our fleet transition and optimization of our business. In fact, year- to-date cash capex is down 65% vs. the prior year-to-date period. Due to the outstanding work by our team, we are reducing our full year guidance for the second time this year with a lower range of between $150 million to $175 million, down from our most recent prior guidance of $175 million to $200 million. On the last call, I mentioned the strategic supply chain initiative that was beginning to yield results in opex and capex savings. Today, we're benefiting from the combination of improved operational discipline and these more discrete strategic supply chain processes which have so far exceeded our expectations. What we're seeing play out at ProPetro with our reduced costs and lower capital spending intensity is a case study on what a committed team can achieve with the right mindset and resources. We are now integrating these efforts with our best-in- class enterprise systems deployments to drive even greater efficiencies in our business processes. Third Quarter 2024 Earnings Call Scripted Remarks October 30, 2024, 8:00 am CT 5 EXHIBIT 99.3

Given industry stagnation, we continue to face a challenging environment. However, ProPetro’s cash and liquidity position remains strong. As of September 30, 2024, total cash was $47 million and our borrowings under the ABL Credit Facility were $45 million. Total liquidity at the end of the third quarter of 2024 was $127 million including cash and $80 million of available capacity under the ABL Credit Facility. We expect the ongoing transformation of our assets to more FORCE® electric fleets to drive further declines in associated opex intensity and maintenance capital spending resulting in increased free cash flow in the coming years. ProPetro’s improved cash generation profile allows us to more effectively execute our dynamic capital allocation strategy of continuing our fleet transition while also participating in accretive M&A and maintaining a strong balance sheet. Importantly, it also provides optionality to return capital to shareholders. In the third quarter, we remained active in our share repurchase program retiring another 1.3 million shares. This brings our total number of retired shares to 12.6 million, which equates to approximately 11% of shares outstanding, since the inception of the program in May 2023. This translates to the return of $107 million to shareholders. We have $93 million remaining under the current authorization which extends to May 2025. As mentioned earlier, we recorded a noncash impairment charge of $189 million of our Tier II diesel-only pumping units and related equipment. We view this impairment as a validation of the fleet transition strategy we began a few years back. The industry was heading toward lower emissions solutions and electrification and we took decisive actions to move in that direction. We now expect that at year end we will have approximately 75% of our fleets comprised of next generation technologies that are natural gas-burning, lower emissions equipment. Recapitalizing our asset base with these industry-leading technologies and complementary premium completions services has required an investment in excess of a billion dollars over the last few years. This significant investment has enabled our commercial and operations teams to engage our customers with confidence, knowing we bring best-in-class technologies along with ProPetro's superior field service to deliver the consistent industrial solutions they expect. We believe this is a winning strategy to drive durable earnings and cash flows. With that, I will turn it back to Sam. Sam Sledge - Chief Executive Officer: Thank you, David. To build on what David just said, and before turning to Q&A, I’d like to again reinforce ProPetro’s compelling investment thesis and the recent actions we have taken to sustain Third Quarter 2024 Earnings Call Scripted Remarks October 30, 2024, 8:00 am CT 6 EXHIBIT 99.3

meaningful cash flow generation while limiting our capital spend to further accelerate our true earnings growth trajectory. Despite headwinds impacting the energy services space, we believe our company is uniquely and favorably positioned. We have been successful in transforming our fleet, pursuing accretive M&A and executing on share buy backs, all while maintaining a healthy balance sheet and strong liquidity. The results you are seeing today are just the beginning and we look forward to building on our progress long into the future. We have been successfully growing our market share in the Permian Basin with our sophisticated, bifurcated service offerings that include our next generation frac assets, Silvertip wireline services, and AquaPropSM wet sand solutions. Having these assets coupled with our top-notch customer portfolio and operational density in the Permian that differentiates us and has helped us maintain stable frac activity and increasing free cash flow through this cycle even when overall activity in the market has fallen. Again to reiterate, while market pressures persist, we are confident that we have the right assets and the right team to navigate the turbulence. Our best-in-class commercial architecture and disciplined pricing approach also support our strategy and we believe that ProPetro is optimally positioned for the remainder of 2024 and beyond. We are also confident in our ability to capitalize on the evolution of the E&P industry as we see increasing consolidation. This upstream consolidation underscores the need for consistent service quality and seamless integration with next-generation industrial technologies, directly aligning with our strategy. Finally, I couldn’t be prouder to lead this incredible ProPetro team. It is because of their dedication that we are able to confidently present and execute this roadmap. To the whole ProPetro team – I thank you for your commitment, you are why we are winning and will continue to win here in the Permian Basin, the most prolific and important natural resource on this side of the world. With that, operator, I’ll ask that we now open the line for questions. Closing Remarks by Sam Sledge - Chief Executive Officer: Thank you for joining us on today’s call. We hope you join us for our next quarterly earnings call. Have a great day. End of Call Third Quarter 2024 Earnings Call Scripted Remarks October 30, 2024, 8:00 am CT 7 EXHIBIT 99.3

Forward-Looking Statements: Except for historical information contained herein, the statements and information in this news release and discussion in the scripted remarks described above are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include the words “may,” “could,” "confident", “plan,” “project,” “budget,” "design," “predict,” “pursue,” “target,” “seek,” “objective,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “will,” “should,” “continue,” and other expressions that are predictions of, or indicate, future events and trends or that do not relate to historical matters generally identify forward-looking statements. Our forward-looking statements include, among other matters, statements about the supply of and demand for hydrocarbons, industry trends and activity levels, our business strategy, projected financial results and future financial performance, expected fleet utilization, sustainability efforts, the future performance of newly improved technology, expected capital expenditures, the impact of such expenditures on our performance and capital programs, our fleet conversion strategy and our share repurchase program. A forward-looking statement may include a statement of the assumptions or bases underlying the forward-looking statement. We believe that we have chosen these assumptions or bases in good faith and that they are reasonable. Although forward-looking statements reflect our good faith beliefs at the time they are made, forward-looking statements are subject to a number of risks and uncertainties that may cause actual events and results to differ materially from the forward-looking statements. Such risks and uncertainties include the volatility of oil prices, the global macroeconomic uncertainty related to the conflict in the Israel-Gaza region and continued hostilities in the Middle East, including rising tensions with Iran, and the Russia-Ukraine war, general economic conditions, including the impact of continued inflation, central bank policy actions, and other factors described in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10- Q, particularly the “Risk Factors” sections of such filings, and other filings with the Securities and Exchange Commission (the “SEC”). In addition, the Company may be subject to currently unforeseen risks that may have a materially adverse impact on it. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements and are urged to carefully review and consider the various disclosures made in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings made with the SEC from time to time that disclose risks and uncertainties that may affect the Company’s business. The forward-looking statements in this news release are made as of the date of this news release. ProPetro does not undertake, and expressly disclaims, any duty to publicly update these statements, whether as a result of new information, new developments or otherwise, except to the extent that disclosure is required by law. Third Quarter 2024 Earnings Call Scripted Remarks October 30, 2024, 8:00 am CT 8 EXHIBIT 99.3

Investor Contacts: David Schorlemer Chief Financial Officer david.schorlemer@propetroservices.com 432-227-0864 Matt Augustine Director, Corporate Development and Investor Relations matt.augustine@propetroservices.com 432-219-7620 Third Quarter 2024 Earnings Call Scripted Remarks October 30, 2024, 8:00 am CT 9 EXHIBIT 99.3